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                                                                  Exhibit 10.2.2


          Second Amendment to the Martha Stewart Living Omnimedia, Inc.
                           1999 Stock Incentive Plan

The Martha Stewart Living Omnimedia, Inc. 1999 Stock Incentive Plan (the "Plan") is hereby amended, effective upon receipt of approval by the stockholders of Martha Stewart Living Omnimedia, Inc. (the "Effective Date"), as set forth below.

        1. In the second line of Section 3 of the Plan, "7,300,000" shall be deleted and replaced with "10,000,000."


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